UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 10, 2006

Western Digital Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-08703	33-0956711
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

20511 Lake Forest Drive, Lake Forest, California		92630
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(949) 672-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On May 10, 2006, the Compensation Committee of the Board of Directors (the "Compensation Committee") of Western Digital Corporation (the "Company") approved an amendment to the definition of "retired" in Section 6(d) of each of the Form of Notice of Grant of Stock Option and Stock Option Award Agreement -- Executives (the "Exective Stock Option Agreement") and the Form of Notice of Grant of Stock Option and Stock Option Award Agreement -- Non-Executives (the "Non-Executive Stock Option Agreement"). Effective for stock options awarded on or after May 10, 2006, a participant will be deemed to be "retired" for purposes of Section 6(d) if the participant retires from employment with the Company or one of its subsidiaries for any reason other than Cause (as defined in the award agreements) after satisfying all of the following at the time of such retirement: (i) the participant is at least 65 years of age, (ii) the participant’s age plus total years of continuous service with the Company or any of its subsidiaries totals at least 75, and (iii) the participant has five (5) or more years of continuous service with the Company or any of its subsidiaries ending on the date of the participant's retirement. All other material terms of the Executive Stock Option Agreement and the Non-Executive Stock Option Agreement remain unaltered.

A copy of each of the Executive Stock Option Agreement and the Non-Executive Stock Option Agreement, as amended, are filed herewith as Exhibit 10.1.1 and Exhibit 10.1.5, respectively, and are incorporated herein by this reference.

In addition, the disclosure in Item 5.02 below is hereby incorporated by reference into this Item 1.01.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 11, 2006, the Board of Directors of the Company promoted John Coyne, age 55, to the position of President and Chief Operating Officer effective as of June 1, 2006. Mr. Coyne currently serves as Executive Vice President and Chief Operations Officer. Effective June 1, 2006, Arif Shakeel will no longer serve as President of the Company but he will remain the Company's Chief Executive Officer.

In connection with Mr. Coyne's promotion, effective June 1, 2006, Mr. Coyne's annual base salary will increase from $600,000 to $650,000 and his target bonus amount (as a percentage of annual base salary) under the Western Digital Corporation Incentive Compensation Plan will also increase. In addition, Mr. Coyne has been awarded the following awards under the Company's Amended and Restated 2004 Performance Incentive Plan:

• a stock option to purchase 65,000 shares of the Company's common stock, which stock option will vest 25% on the first anniversary of its grant date and in substantially equal installments every three-month period thereafter and is subject to the Company’s Notice of Grant of Stock Option and Stock Option Agreement – Executives in substantially the form filed herewith as Exhibit 10.1.1;

• 30,000 restricted stock units, which stock units will vest 100% on the third anniversary of their grant date and are subject to the Notice of Grant of Stock Units and Stock Unit Award Agreement – Executives in substantially the form previously filed with the Securities and Exchange Commission; and

• a long-term cash target award equal to $600,000, which award will be subject to the Notice of Grant of Long-Term Cash Award and Long-Term Cash Award Agreement – Executives in substantially the form previously filed with the Securities and Exchange Commission and will be subject to performance goals to be established and approved by the Compensation Committee of the Board of Directors.

Except as modified with respect to Mr. Coyne's compensation by the Company as described above, the letter agreement between Mr. Coyne and the Company, dated May 25, 2005 (the "May 2005 Letter"), remains unaltered. The material terms of the May 2005 Letter are described in Item 5.02 of the Current Report on Form 8-K filed by the Company on November 23, 2005, and a copy of the May 2005 Letter has been filed as Exhibit 10.4 to such Form 8-K and is incorporated herein by reference.

Mr. Coyne is also entitled to participate in various Company plans as set forth in exhibits to the Company's filings with the Securities and Exchange Commission, including the Western Digital Corporation Executive Severance Plan, effective February 16, 2006, and the Western Digital Corporation Amended and Restated Change of Control Severance Plan, effective March 29, 2001.

Mr. Coyne joined the Company in 1983 and has served in various executive capacities. In November 2002, Mr. Coyne was promoted to Senior Vice President, Worldwide Operations. He was promoted to Executive Vice President, Worldwide Operations in July 2005 and to Executive Vice President and Chief Operations Officer in November 2005.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 10, 2006 and upon the recommendation of the Governance Committee, the Board of Directors approved an amendment to Section 3.03 of the Company's Amended and Restated Bylaws (the "Bylaws") to change the voting standard for the election of directors from a plurality to a majority of the votes cast in uncontested elections. A "majority of the votes cast" means that the number of shares voted "for" a director must exceed the number of votes cast "against" the director. In contested elections, where the number of nominees exceeds the number of directors to be elected, the vote standard will continue to be a plurality of votes cast.

The Board of Directors also adopted a director resignation policy in its amendment of Section 3.03 of the Bylaws to apply in the event that an incumbent director is not reelected. In such event, the director will be required to offer to tender his or her resignation to the Board of Directors. If such resignation is conditioned upon Board acceptance, the Governance Committee of the Board of Directors will evaluate the resignation in light of the best interests of the Company and its stockholders and will make a recommendation to the Board of Directors on whether to accept or reject the resignation or whether other action should be taken. The Board of Directors will act on the recommendation of the Governance Committee and will publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of election results. The director who tenders his or her resignation will not participate in the decision of the Board of Directors or Governance Committee.

However, if no directors receive the requisite majority vote in an uncontested election, the incumbent Board will nominate a new slate of directors and will hold a special meeting for the purpose of electing new directors within 180 days after the certification of the stockholder vote at the prior meeting. In this circumstance, the Board of Directors will continue to serve until new directors are elected and qualified.

The Bylaws, as amended, are effective as of May 10, 2006 and are attached hereto as Exhibit 3.3. In addition, a copy of the press release announcing the Board of Director's adoption of a majority voting standard for director elections is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.3 Amended and Restated Bylaws of Western Digital Corporation, as amended effective as of May 10, 2006.

10.1.1 Form of Notice of Grant of Stock Option and Option Agreement -- Executives, under the Western Digital Corporation Amended and Restated 2004 Performance Incentive Plan.

10.1.5 Form of Notice of Grant of Stock Option and Option Agreement -- Non-Executives, under the Western Digital Corporation Amended and Restated 2004 Performance Incentive Plan.

99.1 Press Release issued by Western Digital Corporation on May 16, 2006 announcing the Company's adoption of majority voting for director elections.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Western Digital Corporation

May 16, 2006	By:	Raymond M. Bukaty

Name: Raymond M. Bukaty
Title: Senior Vice President, Administration, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

3.3	Amended and Restated Bylaws of Western Digital Corporation, as amended effective as of May 10, 2006
10.1.1	Form of Notice of Grant of Stock Option and Option Agreement -- Executives, under the Western Digital Corporation Amended and Restated 2004 Performance Incentive Plan
10.1.5	Form of Notice of Grant of Stock Option and Option Agreement -- Non-Executives, under the Western Digital Corporation Amended and Restated 2004 Performance Incentive Plan
99.1	Press Release issued by Western Digital Corporation on May 16, 2006 announcing the Company's adoption of majority voting for director elections